Exhibit 99.6

GREENPRO VENTURE CAPITAL LIMITED

F-1

Report of Independent Registered Public Accounting Firm

To the Board of Director and Stockholder

GREENPRO VENTURE CAPITAL LIMITED

We have audited the accompanying balance sheet of Greenpro Venture Capital Limited and its subsidiaries (the “Company”) as of December 31, 2014 and the related statement of operations, statement of stockholder’s equity and statement of cash flows for the period from September 5, 2014 (inception) to December 31, 2014. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2014, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered from continuous losses with an accumulated deficit as of December 31, 2014 and experienced negative cash flows from operations, all of which raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ HKCMCPA Company Limited

HKCMCPA Company Limited
Certified Public Accountants

Hong Kong, China
November 13, 2015

F-2

GREENPRO VENTURE CAPITAL LIMITED

BALANCE SHEET

AS OF DECEMBER 31, 2014

(Currency expressed in United States Dollars (“US$”))

2014
ASSETS
Current assets:
Cash and cash equivalents	$8,330

TOTAL ASSETS	$8,330

LIABILITIES AND STOCKHOLDER’S EQUITY
Current liabilities:
Amount due to a director	$5,059
Amounts due to related companies	4,482

Total liabilities	9,541

Commitments and contingencies

Stockholder’s deficit:
Issued capital, 100,000,000 shares authorized, US$1 par value, 1 share issued and outstanding as of December 31, 2014	1
Accumulated deficit	(1,212)

Total stockholder’s deficit	(1,211)

TOTAL LIABILITIES AND STOCKHOLDER’S DEFICIT	$8,330

See accompanying notes to the financial statements.

F-3

GREENPRO VENTURE CAPITAL LIMITED

STATEMENT OF OPERATIONS

FOR THE PERIOD FROM SEPTEMBER 5, 2014 (INCEPTION)

TO DECEMBER 31, 2014

(Currency expressed in United States Dollars (“US))

From September 5, 2014 (inception) to December 31, 2014

REVENUES	$-

COST OF REVENUES	-

GROSS PROFIT	-

OPERATING EXPENSES:
General and administrative	(1,212)

LOSS BEFORE INCOME TAX	(1,212)

INCOME TAX EXPENSE	-

NET LOSS	$(1,212)

See accompanying notes to the financial statements.

F-4

GREENPRO VENTURE CAPITAL LIMITED

STATEMENT OF CASH FLOWS

FOR THE PERIOD FROM SEPTEMBER 5, 2014 (INCEPTION)

TO DECEMBER 31, 2014

(Currency expressed in United States Dollars (“US$”))

From September 5, 2014 (inception) to December 31, 2014

Cash flows from operating activities:
Net loss and net cash used in operating activities	$(1,212)

Cash flows from financing activities:
Issuance of share	1
Advances from related companies	4,482
Advance from a director	5,059

Net cash provided by financing activities	9,542

NET CHANGE IN CASH AND CASH EQUIVALENTS	8,330
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	-

CASH AND CASH EQUIVALENTS, END OF PERIOD	$8,330

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for income tax	$-
Cash paid for interest	$-

See accompanying notes to the financial statements.

F-5

GREENPRO VENTURE CAPITAL LIMITED

STATEMENT OF CHANGES IN STOCKHOLDER’S EQUITY

FOR THE PERIOD FROM SEPTEMBER 5, 2014 (INCEPTION)

TO DECEMBER 31, 2014

(Currency expressed in United States Dollars (“US$”))

	SHARE CAPITAL		ACCUMULATED
	No. of share	Amount	DEFICIT	TOTAL EQUITY
Issue of share at inception date	1	$1	$-	$1
Net loss	-	-	(1,212)	(1,212)
Balance as of December 31, 2014	1	$1	$(1,212)	$(1,211)

See accompanying notes to the financial statements.

F-6

GREENPRO VENTURE CAPITAL LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM SEPTEMBER 5, 2014 (INCEPTION)

TO DECEMBER 31, 2014

(Currency expressed in United States Dollars (“US$”))

1.	ORGANIZATION AND BUSINESS BACKGROUND

Greenpro Venture Capital Limited (the “Company”) was incorporated as international business company under the laws of Anguilla on September 5, 2014 with 100,000,000 shares authorized at a par value of $1. As of December 31, 2014, the Company has 1 share issued and outstanding. The Company is mainly engaged in investment holding.

2.	GOING CONCERN UNCERTAINTIES

The accompanying financial statements have been prepared using the going concern basis of accounting, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.

As of December 31, 2014, the Company has an accumulated deficit of $1,212 and working capital deficit of $1,211.. The continuation of the Company as a going concern is dependent the continuing financial support from its stockholder or external financing. Management believes the existing shareholder or external financing will provide the additional cash to meet the Company’s obligations as they become due. However, there can be no assurance that the Company will be able to obtain sufficient funds to meet its obligation.

These and other factors raise substantial doubt about the Company’s ability to continue as a going concern. These financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result in the Company not being able to continue as a going concern.

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements reflect the application of certain significant accounting policies as described in this note and elsewhere in the accompanying financial statements and notes.

•	Basis of presentation

The accompanying financial statements are prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”).

•	Use of estimates

In preparing these financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheets and revenues and expenses during the periods reported. Actual results may differ from these estimates.

•	Cash and cash equivalents

Cash and cash equivalents are carried at cost and represent cash on hand, demand deposits placed with banks or other financial institutions and all highly liquid investments with an original maturity of three months or less as of the purchase date of such investments.

F-7

GREENPRO VENTURE CAPITAL LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM SEPTEMBER 5, 2014 (INCEPTION)

TO DECEMBER 31, 2014

(Currency expressed in United States Dollars (“US$”))

•	Income taxes

Income taxes are determined in accordance with the provisions of ASC Topic 740, “Income Taxes” (“ASC 740”). Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted income tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Any effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

ASC 740 prescribes a comprehensive model for how companies should recognize, measure, present, and disclose in their financial statements uncertain tax positions taken or expected to be taken on a tax return. Under ASC 740, tax positions must initially be recognized in the financial statements when it is more likely than not the position will be sustained upon examination by the tax authorities. Such tax positions must initially and subsequently be measured as the largest amount of tax benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the tax authority assuming full knowledge of the position and relevant facts.

•	Related parties

Parties, which can be a corporation or individual, are considered to be related if the Company has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Companies are also considered to be related if they are subject to common control or common significant influence.

•	Fair value of financial instruments

The carrying value of the Company’s financial instruments: cash and cash equivalents, other receivables, amount due to a director, and amount due to related companies approximate at their fair values because of the short-term nature of these financial instruments.

The Company follows the guidance of the ASC Topic 820-10, “Fair Value Measurements and Disclosures” ("ASC 820-10"), with respect to financial assets and liabilities that are measured at fair value. ASC 820-10 establishes a three-tier fair value hierarchy that prioritizes the inputs used in measuring fair value as follows:

•	Level 1 : Observable inputs such as quoted prices in active markets;

•	Level 2 : Inputs, other than the quoted prices in active markets, that are observable either directly or indirectly; and

•	Level 3 : Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions

•	Recent accounting pronouncements

F-8

GREENPRO VENTURE CAPITAL LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM SEPTEMBER 5, 2014 (INCEPTION)

TO DECEMBER 31, 2014

(Currency expressed in United States Dollars (“US$”))

In May 2014, the FASB issued Accounting Standards Update No. 2014-09, "Revenue from Contracts with Customers" (“ASU 2014-09”). ASU 2014-09 supersedes the revenue recognition requirements in “Revenue Recognition (Topic 605)”, and requires entities to recognize revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled to in exchange for those goods or services. ASU 2014-09 is effective for annual reporting periods beginning after December 15, 2016, including interim periods within that reporting period. Early adoption is not permitted. In August 2015, the FASB issued an Accounting Standards Update to defer by one year the effective dates of its new revenue recognition standard until annual reporting periods beginning after January December 15, 2017 (2018 for calendar-year public entities) and interim periods therein. Management is currently assessing the impact the adoption of ASU 2014-09 and has not determined the effect of the standard on our ongoing financial reporting.

In June 2014, the FASB issued ASU No. 2014-12, Compensation – Stock Compensation (Topic 718).   The pronouncement was issued to clarify the accounting for share-based payments when the terms of an award provide that a performance target could be achieved after the requisite service period.  The pronouncement is effective for reporting periods beginning after December 15, 2015. The adoption of ASU 2014-12 is not expected to have a significant impact on the Company’s financial position or results of operations.

In August 2014, the FASB issued ASU 2014-15, "Presentation of Financial Statements - Going Concern, Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern" (“ASU 2014-15”), which establishes management’s responsibility to evaluate whether there is substantial doubt about an entity’s ability to continue as a going concern and, if so, to provide related footnote disclosures. ASU 2014-15 provides a definition of the term "substantial doubt" and requires an assessment for a period of one year after the date that the financial statements are issued or available to be issued. Management will also be required to evaluate and disclose whether its plans alleviate that doubt. The guidance is effective for the annual periods ending after December 15, 2016 and interim periods thereafter with early adoption permitted. The Company is currently evaluating the impact the adoption of ASU 2014-15 on the Company’s financial statement presentation and disclosures.

In January 2015, the FASB issued ASU No. 2015-01 (Subtopic 225-20) - Income Statement - Extraordinary and Unusual Items.  ASU 2015-01 eliminates the concept of an extraordinary item from GAAP.  As a result, an entity will no longer be required to segregate extraordinary items from the results of ordinary operations, to separately present an extraordinary item on its income statement, net of tax, after income from continuing operations or to disclose income taxes and earnings-per-share data applicable to an extraordinary item.  However, ASU 2015-01 will still retain the presentation and disclosure guidance for items that are unusual in nature and occur infrequently.  ASU 2015-01 is effective for periods beginning after December 15, 2015.  The adoption of ASU 2015-01 is not expected to have a material effect on the Company’s financial statements.  Early adoption is permitted.

The Company has reviewed all recently issued, but not yet effective, accounting pronouncements and does not believe the future adoption of any such pronouncements may be expected to cause a material impact on its financial condition or the results of its operations.

F-9

GREENPRO VENTURE CAPITAL LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM SEPTEMBER 5, 2014 (INCEPTION)

TO DECEMBER 31, 2014

(Currency expressed in United States Dollars (“US$”))

4.	AMOUNT DUE TO A DIRECTOR

As of December 31, 2014, the director of the Company had an outstanding advance of $5,059 to the Company, which is unsecured, bears no interest and is payable upon demand, for working capital purpose. Imputed interest is considered not significant.

5.	AMOUNTS DUE TO RELATED COMPANIES

As of December 31, 2014, the balances represented temporary advances made to the Company by various companies controlled by the director of the Company for working capital purpose. The amounts are unsecured, bears no interest and is payable upon demand. Imputed interest is considered not significant.

6.	INCOME TAXES

Under the current laws of the Anguilla, the Company is registered as an international business company which governs by the International Business Companies Act of Anguilla and there is no income tax charged in Anguilla. For the period from September 5, 2014 (inception) to December 31, 2014, the Company incurred a net loss of $1,212.

7.	COMMITMENTS AND CONTINGENCIES

As of December 31, 2014, the Company has no commitments or contingencies involved.

8.	SUBSEQUENT EVENTS

In accordance with ASC Topic 855, “Subsequent Events”, which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued, the Company has evaluated all events or transactions that occurred after December 31, 2014 up through the date the Company issued the financial statements with this Amendment No. 1 to Form 8-K.

On February 25, 2015, the Company acquired 6,000 ordinary shares of Forward Win International Limited (“Forward Win”) at a par value of HK$1. Forward Win is a limited liability company incorporated in Hong Kong on November 21, 2014 with 10,000 ordinary shares authorized at a par value of HK$1 per share. The principal activities of Forward Win are trading and investing in real estate in Hong Kong. Ms. Hui Oi Kuk, an independent third party, is the sole stockholder of Forward Win with total assets of approximately $1,419,000 in February 2015.

On July 18, 2015, the Company acquired 4 shares of Greenpro Venture Cap (CGN) Limited (“GPVC (CGN)”) at a par value of US$1. GPVC (CGN) is a company incorporated in Anguilla on September 5, 2014 with 100,000,000 shares authorized at a par value of US$1 per share. The principal activity of GPVC (CGN) is engaged in investment holding with 20% equity interests in CGN Nanotech, Inc. Mr. Lee Chong Kuang, the director of the Compay, is the director and sole stockholder of GPVC (CGN) with total assets of approximately $29,700 in July 2015.

F-10

GREENPRO VENTURE CAPITAL LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM SEPTEMBER 5, 2014 (INCEPTION)

TO DECEMBER 31, 2014

(Currency expressed in United States Dollars (“US$”))

On September 21, 2015, the Company acquired 1 ordinary share of Chief Billion Limited (“CBL”) at a par value of HK$1. CBL is a limited liability company incorporated in Hong Kong on March 6, 2015 with 1 ordinary share authorized at a par value of HK$1. The principal activities of CBL are trading and investing in real estate in Hong Kong. Mr. Chui Sang, an independent third party, is the sole stockholder of CBL with total assets of approximately $205,000 in September 2015.

Under the common ownership of GPVC and GPVC (CGN), the acquisition of GPVC (CGN) is being treated as a combination between entities under common control in accordance with ASC 805 “Business Combination” and is accounted for in a manner similar to the pooling-of-interest method. The recognized assets and liabilities were transferred at their carrying amounts at the date of the transaction.

The acquisition of Forward Win and CBL is considered as business combination using the acquisition method of accounting under ASC 805 “Business Combinations”, which requires all the assets acquired and liabilities assumed, including amounts attributable to non-controlling interest, be recorded at their respective fair values at the date of acquisition. Any excess of purchase price over the fair value of the assets acquired and liabilities assumed is allocated to goodwill.

F-11

GREENPRO VENTURE CAPITAL LIMITED

INDEX TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

Page

Condensed Consolidated Balance Sheets as of September 30, 2015 and December 31, 2014 (audited)	F-13

Condensed Consolidated Statements of Operations for the Nine Months Ended September 30, 2015 and Period from September 5, 2014 (inception) to December 31, 2014 (audited)	F-14

Condensed Consolidated Statements of Cash Flows for the Nine Months Ended September 30, 2015 and Period from September 5, 2014 (inception) to December 31, 2014 (audited)	F-15

Notes to Condensed Consolidated Financial Statements	F-16 – F-25

F-12

GREENPRO VENTURE CAPITAL LIMITED

CONDENSED CONSOLIDATED BALANCE SHEETS

AS OF SEPTEMBER 30, 2015 AND DECEMBER 31, 2014

(Currency expressed in United States Dollars (“US$”))

	As of
	September 30, 2015	December 31, 2014
	(unaudited)	(audited)
ASSETS
Current assets:
Cash and cash equivalents	$41,296	$8,330
Real estate owned – held for sale	4,515,721	-
Prepayments and other receivables	1,050	-

Total current assets	4,558,067	8,330

Non-current assets:
Investments in unconsolidated entities	152,495	-

TOTAL ASSETS	$4,710,562	$8,330

LIABILITIES AND STOCKHOLDER’S EQUITY
Current liabilities:
Customers’ deposits	$282,989	$-
Amounts due to related parties	3,893,541	9,541
Other payables and accrued liabilities	281,098	-
Income tax payable	19,391	-

Total liabilities	4,477,019	9,541

Commitments and contingencies

Stockholder’s equity:
Issued capital, 100,000,000 shares authorized, US$1 par value, 2 shares and 1 share issued and outstanding as of September 30, 2015 and December 31, 2014, respectively	2	1
Additional paid in capital	179,212	-
Retained earnings (accumulated deficit)	14,561	(1,212)

Total Greenpro Venture Capital Limited stockholder’s equity (deficit)	193,775	(1,211)
Non-controlling interest	39,768	-

Total equity	233,543	(1,211)

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$4,710,562	$8,330

See accompanying notes to the condensed consolidated financial statements.

F-13

GREENPRO VENTURE CAPITAL LIMITED

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015 AND PERIOD FROM

SEPTEMBER 5, 2014 (INCEPTION) TO DECEMBER 31, 2014

(Currency expressed in United States Dollars (“US))

	Nine months ended September 30, 2015	From September 5, 2014 (inception) to December 31, 2014
	(Unaudited)	(Audited)

REVENUES	$628,757	$-

COST OF REVENUES	(470,769)	-

GROSS PROFIT	157,988	-

OPERATING EXPENSES:
General and administrative	(47,195)	(1,212)

INCOME (LOSS) FROM OPERATIONS	110,793	(1,212)

Other expenses:
Loss on investments in unconsolidated entities	(36,377)	-

INCOME (LOSS) BEFORE INCOME TAX	74,416	(1,212)

INCOME TAX EXPENSE	(19,391)	-

NET INCOME (LOSS)	55,025	(1,212)

Less: Net income attributable to non-controlling interest	(39,252)	-

NET INCOME (LOSS) ATTRIBUTABLE TO GREENPRO VENTURE CAPITAL LIMITED	$15,773	$(1,212)

See accompanying notes to the condensed consolidated financial statements.

F-14

GREENPRO VENTURE CAPITAL LIMITED

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015 AND PERIOD FROM SEPTEMBER 5, 2014 (INCEPTION) TO DECEMBER 31, 2014

(Currency expressed in United States Dollars (“US$”))

	Nine months ended September 30, 2015	From September 5, 2014 (inception) to December 31, 2014
	(unaudited)	(audited)
Cash flows from operating activities:
Net income (loss)	$15,773	$(1,212)
Adjustments to reconcile net loss to net cash used in operating activities:
Loss on investments in unconsolidated entities	36,377	-
Non-controlling interests	39,252	-
Changes in operating assets and liabilities:
Real estate owned – held for sale	(4,515,721)	-
Prepayments and other receivables	(1,050)	-
Customers’ deposits	282,989
Other payables and accrued liabilities	281,098	-
Income tax payable	19,391	-

Net cash used in operating activities	(3,841,891)	(1,212)

Cash flows from investing activities:
Investments in unconsolidated entities	(9,660)	-

Net cash used in investing activities	(9,660)	-

Cash flows from financing activities:
Issuance of share	1	1
Capital contribution proceeds from non-controlling interest	516	-
Advances from related parties	3,884,000	9,541

Net cash provided by financing activities	3,884,517	9,542

NET CHANGE IN CASH AND CASH EQUIVALENTS	32,966	8,330
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	8,330	-

CASH AND CASH EQUIVALENTS, END OF PERIOD	$41,296	$8,330

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for income tax	$-	$-
Cash paid for interest	$-	$-

See accompanying notes to the condensed consolidated financial statements.

F-15

GREENPRO VENTURE CAPITAL LIMITED

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

NOTE 1 - ORGANIZATION AND BUSINESS BACKGROUND

Greenpro Venture Capital Limited (the “Company” or “GPVC”) was incorporated as international business company under the laws of Anguilla on September 5, 2014 with 100,000,000 shares authorized at a par value of US$1. As of September 30, 2015, the Company has 2 shares issued and outstanding and its principal activity is investment holding.

On February 25, 2015, the Company acquired 6,000 ordinary shares of Forward Win International Limited (“Forward Win”) at a par value of HK$1. Forward Win is a limited liability company incorporated in Hong Kong on November 21, 2014 with 10,000 ordinary shares authorized at a par value of HK$1 per share. As of September 30, 2015, Forward Win has 10,000 ordinary shares issued and outstanding and its principal activities are trading and investing in real estate in Hong Kong. Ms. Hui Oi Kuk, an independent third party, is the sole stockholder of Forward Win.

On July 18, 2015, the Company acquired 4 shares of Greenpro Venture Cap (CGN) Limited (“GPVC (CGN)”) at a par value of US$1. GPVC (CGN) is a company incorporated in Anguilla on September 5, 2014 with 100,000,000 shares authorized at a par value of US$1 per share. As of September 30, 2015, GPVC (CGN) has 4 shares issued and outstanding and its principal activity is investment holding with 20% equity interests in CGN Nanotech, Inc. Mr. Lee Chong Kuang, the director of the Compay, is the director and sole stockholder of GPVC (CGN).

On September 21, 2015, the Company acquired 1 ordinary share of Chief Billion Limited (“CBL”) at a par value of HK$1. CBL is a limited liability company incorporated in Hong Kong on March 6, 2015 with 1 ordinary share authorized at a par value of HK$1. As of September 30, 2015, CBL has 1 ordinary share issued and outstanding and its principal activities are trading and investing in real estate in Hong Kong. Mr. Chui Sang, an independent third party, is the sole stockholder of CBL.

Under the common ownership of GPVC and GPVC (CGN), the acquisition of GPVC (CGN) is being treated as a combination between entities under common control in accordance with ASC 805 “Business Combination” and is accounted for in a manner similar to the pooling-of-interest method. The recognized assets and liabilities were transferred at their carrying amounts at the date of the transaction. Further, the companies will be combined retrospectively for prior year comparative information as if the transaction had occurred on January 1, 2014.

The acquisition of Forward Win and CBL is considered as business combination using the acquisition method of accounting under ASC 805 “Business Combinations”, which requires all the assets acquired and liabilities assumed, including amounts attributable to non-controlling interest, be recorded at their respective fair values at the date of acquisition. Any excess of purchase price over the fair value of the assets acquired and liabilities assumed is allocated to goodwill.

As of September 30, 2015, Forward Win, GPVC (CGN), and CBL became wholly-owned subsidiaries of the Company.

GPVC and its subsidiaries are hereinafter referred to as the “Company”.

F-16

GREENPRO VENTURE CAPITAL LIMITED

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

NOTE 2 - BASIS OF PREPARATION

These unaudited interim condensed financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) for interim financial reporting and the rules and regulations of the Securities and Exchange Commission that permit reduced disclosure for interim periods. Therefore, certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted. In the opinion of management, all adjustments of a normal recurring nature necessary for a fair presentation of the financial position, results of operations and cash flows for the periods presented have been made. The results of operations for the interim periods presented are not necessarily indicative of the results to be expected for the year ending December 31, 2015.

The balance sheets and certain comparative information as of December 31, 2014 are derived from the audited financial statements and related notes for the year ended December 31, 2014 ("2014 Annual Financial Statements"), included in on Amendment No.1 to Form 8-K. These unaudited interim condensed financial statements should be read in conjunction with the 2014 Annual Financial Statements.

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying unaudited condensed financial statements reflect the application of certain significant accounting policies as described in this note and elsewhere in the accompanying condensed financial statements and notes.

•	Basis of consolidation

The condensed consolidated financial statements include the accounts of the Company and the assets, liabilities, revenues and expenses of all majority-owned subsidiaries over which the Company exercises control and, when applicable, entities for which the Company has a controlling financial interest or is the primary beneficiary. All inter-company accounts and transactions have been eliminated in consolidation. The Company records income attributable to non-controlling interest in the condensed consolidated statements of operations for any non-owned portion of consolidated subsidiaries. Non-controlling interest is recorded within the equity section but separate from GPVC’s equity in the condensed consolidated balance sheets.

•	Use of estimates

In preparing these condensed consolidated financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheets and revenues and expenses during the periods reported. Actual results may differ from these estimates.

•	Cash and cash equivalents

Cash and cash equivalents are carried at cost and represent cash on hand, demand deposits placed with banks or other financial institutions and all highly liquid investments with an original maturity of three months or less as of the purchase date of such investments.

F-17

GREENPRO VENTURE CAPITAL LIMITED

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

•	Real estate owned – held for sale

Real estate owned – held for sale represented the purchase of real properties for trading purpose and are stated at a lower of cost or market value. The cost of real properties includes the purchase price of property, legal fees, improvement costs to the building structure, and other acquisition costs.

•	Investments in unconsolidated entities

Under the equity method of accounting, investments in unconsolidated entities are initially recognized in the consolidated balance sheet at cost and are subsequently adjusted to reflect the Company’s proportionate share of net earnings or losses of the entity, distributions received, contributions and certain other adjustments, as appropriate. The Company’s share of the income or loss of the unconsolidated entity is reflected in the consolidated statements of operations and will increase or decrease, as applicable, the carrying value of the Company’s investments in unconsolidated entities on the consolidated balance sheet.

When the investment cost in an unconsolidated entity is reduced to zero, the Company records no further losses in its consolidated statements of operations unless the Company has an outstanding guarantee obligation or has committed additional funding to the entity. When such entity subsequently reports income, the Company will not record its share of such income until it exceeds the amount of the Company’s share of losses not previously recognized.

•	Revenue recognition

The Company recognizes its revenue in accordance with ASC Topic 605, “Revenue Recognition”, upon the delivery of its products when: (1) delivery has occurred or services rendered; (2) persuasive evidence of an arrangement exists; (3) there are no continuing obligations to the customer; and (4) the collection of related accounts receivable is probable.

Revenue from the sale of properties is recognized by the full accrual method when (1) the collectability of the sales price is reasonably assured, (2) the seller is not obligated to perform significant activities after the sale, and (3) the initial investment from the buyer is sufficient. Revenue on sale of properties may be deferred in whole or in part until the requirements for revenue recognition have been met.

•	Cost of revenues

Cost of revenues primary consist the purchase price of property, legal fees, improvement costs to the building structure, and other acquisition costs. Selling and advertising costs are expensed as incurred.

•	Foreign currencies translation

Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the dates of the transaction. Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency using the applicable exchange rates at the balance sheet dates. The resulting exchange differences are recorded in the statement of operations.

F-18

GREENPRO VENTURE CAPITAL LIMITED

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

The reporting currency of the Company is the United States Dollars ("US$") and the accompanying financial statements have been expressed in US$. In addition, the Company maintains its books and record in a local currency, Hong Kong Dollars (“HK$”), which is functional currency as being the primary currency of the economic environment in which the entity operates.

Translation of amounts from the local currencies of the Company into US$ has been made at the following exchange rates for the respective periods:

	As of and for the nine months ended September 30,
	2015	2014

Period-end / average HK$ : US$1 exchange rate	7.75	7.75

•	Income taxes

Income taxes are determined in accordance with the provisions of ASC Topic 740, “Income Taxes” (“ASC 740”). Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted income tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Any effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

ASC 740 prescribes a comprehensive model for how companies should recognize, measure, present, and disclose in their financial statements uncertain tax positions taken or expected to be taken on a tax return. Under ASC 740, tax positions must initially be recognized in the financial statements when it is more likely than not the position will be sustained upon examination by the tax authorities. Such tax positions must initially and subsequently be measured as the largest amount of tax benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the tax authority assuming full knowledge of the position and relevant facts.

The Company conducts its business in Hong Kong and is subject to tax in this jurisdiction. As a result of its business activities, the Company will file separate tax returns that are subject to examination by the foreign tax authority.

•	Related parties

Parties, which can be a corporation or individual, are considered to be related if the Company has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Companies are also considered to be related if they are subject to common control or common significant influence.

•	Fair value of financial instruments

F-19

GREENPRO VENTURE CAPITAL LIMITED

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

The carrying value of the Company’s financial instruments: cash and cash equivalents, prepayments and other receivables, amounts due to directors, amounts due to related companies, and other payables and accrued liabilities approximate at their fair values because of the short-term nature of these financial instruments.

The Company follows the guidance of the ASC Topic 820-10, “Fair Value Measurements and Disclosures” ("ASC 820-10"), with respect to financial assets and liabilities that are measured at fair value. ASC 820-10 establishes a three-tier fair value hierarchy that prioritizes the inputs used in measuring fair value as follows:

•	Level 1 : Observable inputs such as quoted prices in active markets;

•	Level 2 : Inputs, other than the quoted prices in active markets, that are observable either directly or indirectly; and

•	Level 3 : Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions

•	Recent accounting pronouncements

In May 2014, the FASB issued Accounting Standards Update No. 2014-09, "Revenue from Contracts with Customers" (“ASU 2014-09”). ASU 2014-09 supersedes the revenue recognition requirements in “Revenue Recognition (Topic 605)”, and requires entities to recognize revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled to in exchange for those goods or services. ASU 2014-09 is effective for annual reporting periods beginning after December 15, 2016, including interim periods within that reporting period. Early adoption is not permitted. In August 2015, the FASB issued an Accounting Standards Update to defer by one year the effective dates of its new revenue recognition standard until annual reporting periods beginning after January December 15, 2017 (2018 for calendar-year public entities) and interim periods therein. Management is currently assessing the impact the adoption of ASU 2014-09 and has not determined the effect of the standard on our ongoing financial reporting.

In June 2014, the FASB issued ASU No. 2014-12, Compensation – Stock Compensation (Topic 718).   The pronouncement was issued to clarify the accounting for share-based payments when the terms of an award provide that a performance target could be achieved after the requisite service period.  The pronouncement is effective for reporting periods beginning after December 15, 2015. The adoption of ASU 2014-12 is not expected to have a significant impact on the Company’s financial position or results of operations.

In August 2014, the FASB issued ASU 2014-15, "Presentation of Financial Statements - Going Concern, Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern" (“ASU 2014-15”), which establishes management’s responsibility to evaluate whether there is substantial doubt about an entity’s ability to continue as a going concern and, if so, to provide related footnote disclosures. ASU 2014-15 provides a definition of the term "substantial doubt" and requires an assessment for a period of one year after the date that the financial statements are issued or available to be issued. Management will also be required to evaluate and disclose whether its plans alleviate that doubt. The guidance is effective for the annual periods ending after December 15, 2016 and interim periods thereafter with early adoption permitted. The Company is currently evaluating the impact the adoption of ASU 2014-15 on the Company’s financial statement presentation and disclosures.

F-20

GREENPRO VENTURE CAPITAL LIMITED

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

In January 2015, the FASB issued ASU No. 2015-01 (Subtopic 225-20) - Income Statement - Extraordinary and Unusual Items.  ASU 2015-01 eliminates the concept of an extraordinary item from GAAP.  As a result, an entity will no longer be required to segregate extraordinary items from the results of ordinary operations, to separately present an extraordinary item on its income statement, net of tax, after income from continuing operations or to disclose income taxes and earnings-per-share data applicable to an extraordinary item.  However, ASU 2015-01 will still retain the presentation and disclosure guidance for items that are unusual in nature and occur infrequently.  ASU 2015-01 is effective for periods beginning after December 15, 2015.  The adoption of ASU 2015-01 is not expected to have a material effect on the Company’s financial statements.  Early adoption is permitted.

The Company has reviewed all recently issued, but not yet effective, accounting pronouncements and does not believe the future adoption of any such pronouncements may be expected to cause a material impact on its financial condition or the results of its operations.

NOTE 4 – BUSINESS COMBINATION

On February 25, 2015, the Company acquired 60% issued and outstanding ordinary shares and assets of Forward Win for a consideration of $774 (equivalent to HK$6,000). The principal activities of Forward Win are trading and investing in real estate in Hong Kong.

As of the acquisition date, the purchase price of acquisition allocated to the fair value of the assets acquired and liabilities assumed are as follows:

Prepayments, deposits and other receivables	$1,371,827
Cash and cash equivalents	47,515
Other payables	(1,418,065)

Net liabilities	1,277
Non-controlling interest	(503)

Total consideration	774

On September 21, 2015, the Company acquired 100% issued and outstanding ordinary share and assets of CBL for a consideration of HK$1. The principal activities of CBL are trading and investing real estates in Hong Kong.

As of the acquisition date, the purchase price of acquisition allocated to the fair value of the assets acquired and liabilities assumed are as follows:

Real estate owned – held for sale	$205,408
Other payables and accrued liabilities	(205,408)

Total consideration	-

The pre-acquisition aggregated amounts of revenue and earnings of Forward Win and GBL are as follows:

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GREENPRO VENTURE CAPITAL LIMITED

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

Revenue	$-
Net income	639

NOTE 5 - INVESTMENTS IN UNCONSOLIDATED ENTITIES

As of September 30, 2015, the investments in the following unconsolidated entities are accounted for under the equity method of accounting:

Entity	Type of business	Ownership interest

CGN Nanotech, Inc., related company	Trading and distribution of nano-ceramic lighting products	20% (indirect)

Rito Group Corp.	Providing an online platform for merchants and customers to facilitate transactions	29.5%

DSwiss Inc.	Retailing in slimming and beauty products	30%

CGN Nanotech, Inc. is a company incorporated in the State of Nevada with 600,000,000 shares of common stock authorized at a par value of $0.0001. Mr. Loke Che Chan, Gilbert, the director of the Company, is the Chief Financial Officer and director of CGN Nanotech, Inc.

For the nine months ended September 30, 2015, the Company recognized its share of loss on investments in unconsolidated entities of $36,377.

Combined summarized financial information for all the unconsolidated entities are as follows:

As of September 30, 2015

Total assets	$1,073,213
Total liabilities	$619,595

For the nine months ended September 30, 2015

Revenue	$107,387
Net loss for the period	$153,026

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GREENPRO VENTURE CAPITAL LIMITED

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

NOTE 6 - AMOUNTS DUE TO RELATED COMPANIES

	September 30, 2015	December 31, 2014

Amount due to non-controlling interest	$1,496,258	$-
Amounts due to related companies	2,388,125	4,482
Amounts due to directors	9,158	5,059

Total	$3,893,541	$9,541

As of September 30, 2015, the amounts due to related companies represented temporary advances made to the Company by various companies controlled by the directors of the Company for working capital purpose. The amounts are unsecured, bears no interest and payable upon demand.

As of September 30, 2015, the amount due to non-controlling interest represented temporary advances made to Forward Win, which is unsecured, bears no interest and payable upon demand, for the purchase of real properties for trading purpose.

As of September 30, 2015, the directors of the Company had outstanding advances of $9,158 to the Company for working capital purpose. The amounts are unsecured, bears no interest and payable upon demand. Imputed interest is considered not significant.

NOTE 7 - INCOME TAXES

The income (loss) before income taxes of the Company for the nine months ended September 30, 2015 and 2014 were comprised of the following:

	Nine months ended September 30, 2015	From September 5, 2014 (inception) to December 31, 2014

Tax jurisdictions from:
– Anguilla	$(42,499)	$(1,212)
– Hong Kong	116,915	-

Income (loss) before income taxes	$74,416	$(1,212)

Provision for income taxes consisted of the following:

	Nine months ended September 30, 2015	From September 5, 2014 (inception) to December 31, 2014

Current:
– Anguilla	$-	$-
– Hong Kong	19,391	-

Deferred:
– Anguilla	-	-
– Hong Kong	-	-

	$19,391	$-

F-23

GREENPRO VENTURE CAPITAL LIMITED

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

The effective tax rate in the periods presented is the result of the mix of income earned in various tax jurisdictions that apply a broad range of income tax rates. During the periods presented, the Company has subsidiaries that operate in Anguilla and Hong Kong that are subject to tax in the jurisdictions in which they operate, as follows:

Anguilla

Under the current laws of the Anguilla, the Company and GPVC (CGN) are registered as an international business company which governs by the International Business Companies Act of Anguilla and there is no income tax charged in Anguilla. For the nine months ended September 30, 2015 and period from September 5, 2014 (inception) to December 31, 2014, the Company and GPVC (CGN) incurred aggregated net operating loss of $42,499 and $1,212 respectively.

Hong Kong

Forward Win and CBL are subject to Hong Kong Profits Tax, which is charged at the statutory income tax rate of 16.5% on its assessable income.

The reconciliation of income tax rate to the effective income tax rate based on income before income taxes for the nine months ended September 30, 2015 and period from September 5, 2014 (inception) to December 31, 2014 are as follows:

	Nine months ended September 30, 2015	From September 5, 2014 (inception) to December 31, 2014

Subsidiary with operating income before income tax	$117,521	$-
Subsidiary with loss before income tax	(606)	-

Net income before income tax	$116,915	$-

Income before income tax	$117,521	$-
Statutory income tax rate	16.5%	16.5%

Income tax expense	$19,391	$-

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. There was no significant temporary difference as of September 30, 2015, therefore no deferred tax assets or liabilities have been recognized.

NOTE 8 - CONCENTRATIONS OF RISKS

(a)	Major customers

For the nine months ended September 30, 2015, the customers who accounted for 10% or more of the Company’s revenues are presented as follows:

F-24

GREENPRO VENTURE CAPITAL LIMITED

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

	Nine months ended September 30, 2015		September 30, 2015
	Revenues	Percentage of revenues	Trade accounts receivable

Customer A	$190,322	30%	$-
Customer B	188,387	30%	-
Customer C	124,903	20%	-
Customer D	124,903	20%	-

Total:	$628,515	100%	$-

(b)	Major vendors

For the nine months ended September 30, 2015, there was no vendor who accounted for 10% or more of the Company’s cost of revenues with no accounts payable balance at period-end.

NOTE 9 - COMMITMENTS AND CONTINGENCIES

As of September 30, 2015, the Company has no commitment or contingency involved.

NOTE 10 - SUBSEQUENT EVENTS

In accordance with ASC Topic 855, “Subsequent Events”, which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued, the Company has evaluated all events or transactions that occurred after September 30, 2015 up through the date the Company issued the financial statements with this Amendment No. 1 to Form 8-K. There was no subsequent event that required recognition or disclosure.

F-25